UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Pride Lane SW, Decatur, AL 35603
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

3555 Veterans Memorial Highway, Suite C, Ronkonkoma, NY 11779-7410
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	NASDAQ Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item7.01  Regulation FD Disclosure

Lakeland Industries, Inc. (“Lakeland” or the “Company”) has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after March 4, 2020, in presentations about Lakeland’s operations and performance. Lakeland may use the Presentation Material in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees, and others with an interest in Lakeland and its business. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and will also be posted in the Investor Relations section of Lakeland’s website www.lakeland.com.

The information contained in the Presentation Materials is summary information and should be considered within the context of Lakeland’s filings with the Securities and Exchange Commission and other public announcements that Lakeland may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Lakeland may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Lakeland specifically disclaims any obligation to do so.

The information furnished in Item 7.01 and Exhibit 99.1 to this Current Report shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Forward-Looking Statements

The Presentation Materials contain forward-looking statements. All statements other than statements of historical fact contained in the Presentation Materials, including statements regarding the future financial position of Lakeland Industries, Inc., including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. Lakeland has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about further events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those that may be described in greater detail in the the Company’s publicly filed documents, including it s Annual Report on Form 10-K for the fiscal year ended January 31, 2019. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed this the Presentation Materials are inherently uncertain and may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Lakeland undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of the Presentation Materials, to conform these statements to actual results or to changes in Lakeland’s expectations. Certain data in the Presentation Materials was obtained from various external sources, and neither the Company nor its affiliates, advisers, or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers, or representatives makes any representations as to the accuracy of completeness of that data or to update such data. Such data involves risks and uncertainties and is subject to change based on various factors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1  Presentation Materials, dated March 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: March 4, 2020	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated January 27, 2020, between Lakeland Industries, Inc. and Charles D. Roberson.

99.1	Press Release dated January 29, 2020

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